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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM 8-K/A

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934, AS AMENDED.

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 13, 2004

                                 PARENTECH, INC.

             (Exact name of registrant as specified in its charter)


           DELAWARE                             001-15591                        94-3353519
(State or other jurisdiction of       (Commission File Number)        (I.R.S. Employer Identification No.)
incorporation or organization)
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          777 SOUTH HIGHWAY 101, SUITE 215 SOLANA BEACH, CA   92075
-----------------------------------------------------------   -----
              (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (858) 847-9000
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





   Copies of all communications, including all communications sent to the agent for service, should be sent to:

                         Joseph I. Emas, Attorney at Law
                             1224 Washington Avenue
                           Miami Beach, Florida 33139

                             Telephone: 305.531.1174
                             -----------------------


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ITEM 7.01 FINANCIAL STATEMENTS AND EXHIBITS.

On May 13, 2004, as announced in our Report on Form 8-K filed on May 14, 2004, we completed our acquisition of Source Atlantic, Inc., a Delaware corporation, pursuant to an Agreement and Plan of Merger and Reorganization, the form of which is attached as Exhibit 2.1 hereto. At the effective time of the merger, Source Atlantic, Inc., will be merged with and into our wholly owned subsidiary, Source Atlantic Acquisition Corp, with Source Atlantic Acquisition Corp, being the surviving entity in the merger. Source Atlantic Acquisition Corp. shall then be merged with and into our company, the separate corporate existence of Source
Atlantic Acquisition Corp. shall cease and we shall continue as the surviving corporation.

Parentech, Inc. files this amendment to the Form 8-K filed on May 14, 2004 to include the financial statements required by Item 7, pursuant to Item 7(a)(4), the pro forma financial information required by Item 7, pursuant to Item 7(b)(2) and Item 7(a)(4) and expand the disclosure of the Agreement and Plan of Merger and Reorganization to include an index of the schedules.

(a) Financial statements of business acquired.

Source Atlantic, Inc. Balance Sheet and related Statement of Operations,
Statement of Shareholder's Equity and Statement of Cash Flows for the period
December 31, 2002 to December 31, 2003, together with the Report of the
Independent Auditors, are filed as Exhibit 99.1 to this Form 8-K/A.

(b) Pro Forma financial information

Unaudited Pro Forma Combined Financial Statements of Source Atlantic, Inc. and
Parentech, Inc. are filed as Exhibit 99.2 to this Form 8-K/A.

(c) Exhibits

         Exhibits                   Description

          2.1                       Agreement and Plan of Merger and
                                    Reorganization by and between Source
                                    Atlantic, Inc., Source Atlantic Acquisition
                                    Corp and Parentech, Inc, dated May 13, 2004.

         99.1                       Source Atlantic, Inc. Balance Sheet and
                                    related Statement of Operations, Statement of Shareholder's Equity and Statement of Cash Flows for the period December 31, 2002 to December 31, 2003, together with the Report of the Independent Auditors.

         99.2                       Unaudited Pro Forma Combined Financial
                                    Statements of Source Atlantic, Inc. and
                                    Parentech, Inc.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



October 12, 2004  /s/ Scott Landow
                  Scott Landow,
                  Chief Executive Officer and Chairman of the Board of Directors
                  (PRINCIPAL EXECUTIVE OFFICER)